Exhibit 10.13



               REAFFIRMATION, RATIFICATION AND AMENDMENT AGREEMENT
               ---------------------------------------------------

                               April 27, 2006

Laurus Master Fund, Ltd.
c/o Laurus Capital Management LLC
825 Third Avenue
New York, New York 10022

Ladies and Gentlemen:

     Reference is made to (a) the Securities Purchase Agreement dated as of June 30, 2005 (as amended, modified or supplemented from time to time, the "June 2005 SPA") by and between New Century Energy Corp., a Colorado corporation ("New Century") and Laurus Master Fund, Ltd. ("Laurus"), (b) the Secured Convertible Term Note dated as of June 30, 2005 made by New Century in favor of Laurus in the aggregate principal amount of Fifteen Million Dollars ($15,000,000) (as amended, modified or supplemented from time to time, the "June 2005 Term Note"),
(c) the Subsidiary Guaranty dated as of June 30, 2005 (as amended, modified or supplemented from time to time, the "Guaranty") made by Century Resources, Inc., a Delaware corporation ("Century Resources") in favor of Laurus, (d) the Master Security Agreement dated as of June 30, 2005 (as amended, modified or supplemented from time to time, the "Master Security Agreement") among New Century, Century Resources and Laurus, (e) each Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of June 30, 2005 made by New Century and Century Resources in favor of Laurus (as amended, modified and supplemented from time to time, the "Mortgages"), (f) the Stock Pledge Agreement dated as of June 30, 2005 (as amended, modified or supplemented from time to time, the "Pledge Agreement") by and between New Century and Laurus, (g) the Related Agreements (as defined in the June 2005 SPA) (as amended, modified and supplemented from time to time, the "June 2005 Related Agreements") (the June 2005 SPA, the June 2005 Term Note, the Guaranty, the Master Security Agreement, the Mortgages, the Pledge Agreement and the June 2005 Related Agreements, each a "June 2005 Agreement" and collectively the "June 2005 Agreements"), (h) the Securities Purchase Agreement dated as of September 19, 2005 (as amended, modified or supplemented from time to time, the "September 2005 SPA"), (i) the Secured Term Note in the aggregate principal amount of Nine Million Five Hundred Thousand Dollars ($9,500,000) (as amended, modified or supplemented from time to time, the "September 2005 Term Note") and (j) the Related Agreements (as defined in the September 2005 SPA) (as amended, modified or supplemented from time to time, the "September 2005 Related Agreements" and together with the September 2005 SPA and the September 2005 Term Note, each a "September 2005 Agreement' and collectively the "September 2005 Agreements").

     To induce Laurus to enter into the Securities Purchase Agreement dated as of the date hereof by and between Gulf Coast Oil Corporation ("Gulf Coast") and Laurus (as amended, modified or supplemented from time to time, the "April 2006 SPA") pursuant to which Laurus has agreed to purchase from Gulf Coast a Secured Term Note in the aggregate principal amount of Forty Million Dollars ($40,000,000) (as amended, modified or supplemented from time to time, the "April 2006 Term Note"), each of the undersigned (including, without limitation, Gulf Coast), as applicable, hereby:

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     (1) represents and warrants to Laurus that it has reviewed and approved the terms and provisions of the April 2006 SPA and the Related Agreements (as defined in the April 2006 SPA, the "April 2006 Related Agreements") (the April 2006 SPA, the April 2006 Term Note and the April 2006 Related Agreements, each an "April 2006 Agreement" and collectively, the "April 2006 Agreements");

     (2) acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the September 2005 Agreements and the June 2005 Agreements to which it is a party are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of the April 2006 Agreements;

     (3) acknowledges, ratifies and confirms that the defined term "Obligations" under the Guaranty, the Master Security Agreement and the Mortgages and the defined term "Indebtedness" under the Pledge Agreement include, without limitation, all obligations and liabilities of each of the undersigned, as applicable, to Laurus under the April 2006 Guaranty and all other obligations and liabilities of each of the undersigned to Laurus (including interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding), whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent (collectively, the "Obligations");

     (4) acknowledges and confirms that the occurrence of an Event of Default under any of the September 2005 Agreements and/or June 2005 Agreements shall constitute an Event of Default under the April 2006 Agreements and (ii) the occurrence of an Event of Default under any of the April 2006 Agreements shall constitute an Event of Default under the September 2005 Agreements and the June 2005 Agreements;

     (5) represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned's obligations under any of the September 2005 Agreements or the June 2005 Agreements;

     (6) acknowledges, ratifies and confirms (i) the grant by each undersigned to Laurus of a security interest and lien in the assets of each undersigned as more specifically set forth in the June 2005 Agreements, the September 2005 Agreements and the April 2006 Agreements, as applicable (the "Security Interest Grants") and (ii) that the Security Interest Grants secure all Obligations;

     (7) notwithstanding anything contained in any September 2005 Agreement to the contrary, on May 1, 2006, New Century shall make a mandatory prepayment of the outstanding balance of the September 2005 Note in an amount equal to $2,565,380, and until the date of payment, Gulf Coast and New Century, as applicable, shall hold such proceeds in trust for Laurus. Such prepayment shall be applied to the outstanding balance of the September 2005 Note in such order as Laurus shall elect; and

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     (8) releases, remises, acquits and forever discharges Laurus and Laurus'
employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Reaffirmation, Ratification and Amendment Agreement, the June 2005 Agreements, the September 2005 Agreements, the April, 2006 Agreements and any other document, instrument or agreement made by any of the undersigned in favor of Laurus.

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     This agreement shall be governed by and construed in accordance with the laws of the State of New York.


                                        Very truly yours,


                                        NEW CENTURY ENERGY CORP.


                                        By: /s/ Edward R. DeStefano
                                           ---------------------------------
                                        Name: Edward R. DeStefano
                                             -------------------------------
                                        Title: President
                                              ------------------------------

                                        Address:  5851 San Felipe, Suite 775
                                                  Houston, TX 77057


                                        CENTURY RESOURCES, INC.


                                        By: /s/ Edward R. DeStefano
                                           ---------------------------------
                                        Name: Edward R. DeStefano
                                             -------------------------------
                                        Title: President
                                              ------------------------------

                                        Address:  5851 San Felipe, Suite 775
                                                  Houston, TX 77057

ACCEPTED AND AGREED TO:

LAURUS MASTER FUND, LTD.

By: /s/ Eugene Grin
   -------------------------
Name: Eugene Grin
     -----------------------
Title: Director
      ----------------------

GULF COAST OIL CORPORATION

By: /s/ Edward R. DeStefano
   -------------------------
Name: Edward R. DeStefano
     -----------------------
Title: President
      ----------------------

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